Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	December 31	December 31	September 30	December 31	September 30
	2014	2013	2014	2013	2014
ASSETS
Cash and due from banks	$105,702	$218,540	$220,946	(51.6)%	(52.2)%
Other interest-earning assets	423,083	248,161	377,579	70.5%	12.1%
Loans held for sale	17,522	21,351	25,212	(17.9)%	(30.5)%
Investment securities	2,323,371	2,568,434	2,470,609	(9.5)%	(6.0)%
Loans, net of unearned income	13,111,716	12,782,220	13,030,405	2.6%	0.6%
Allowance for loan losses	(184,144)	(202,780)	(189,477)	(9.2)%	(2.8)%
Net loans	12,927,572	12,579,440	12,840,928	2.8%	0.7%
Premises and equipment	226,027	226,021	224,441	—%	0.7%
Accrued interest receivable	41,818	44,037	43,544	(5.0)%	(4.0)%
Goodwill and intangible assets	531,803	533,076	532,117	(0.2)%	(0.1)%
Other assets	527,869	495,574	502,798	6.5%	5.0%
Total Assets	$17,124,767	$16,934,634	$17,238,174	1.1%	(0.7)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$13,367,506	$12,491,186	$13,333,627	7.0%	0.3%
Short-term borrowings	329,719	1,258,629	564,952	(73.8)%	(41.6)%
Other liabilities	291,464	238,048	243,300	22.4%	19.8%
FHLB advances and long-term debt	1,139,413	883,584	1,018,289	29.0%	11.9%
Total Liabilities	15,128,102	14,871,447	15,160,168	1.7%	(0.2)%
Shareholders' equity	1,996,665	2,063,187	2,078,006	(3.2)%	(3.9)%
Total Liabilities and Shareholders' Equity	$17,124,767	$16,934,634	$17,238,174	1.1%	(0.7)%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,197,155	$5,101,922	$5,156,979	1.9%	0.8%
Commercial - industrial, financial and agricultural	3,725,567	3,628,420	3,691,262	2.7%	0.9%
Real estate - home equity	1,736,688	1,764,197	1,733,036	(1.6)%	0.2%
Real estate - residential mortgage	1,377,068	1,337,380	1,372,033	3.0%	0.4%
Real estate - construction	690,601	573,672	687,728	20.4%	0.4%
Consumer	265,431	283,124	278,219	(6.2)%	(4.6)%
Leasing and other	119,206	93,505	111,148	27.5%	7.2%
Total Loans, net of unearned income	$13,111,716	$12,782,220	$13,030,405	2.6%	0.6%
Deposits, by type:
Noninterest-bearing demand	$3,640,623	$3,283,172	$3,556,810	10.9%	2.4%
Interest-bearing demand	3,150,612	2,945,210	3,164,514	7.0%	(0.4)%
Savings deposits	3,504,820	3,344,882	3,620,919	4.8%	(3.2)%
Time deposits	3,071,451	2,917,922	2,991,384	5.3%	2.7%
Total Deposits	$13,367,506	$12,491,186	$13,333,627	7.0%	0.3%
Short-term borrowings, by type:
Customer repurchase agreements	$158,394	$175,621	$195,121	(9.8)%	(18.8)%
Customer short-term promissory notes	95,106	100,572	78,225	(5.4)%	21.6%
Federal funds purchased	6,219	582,436	6,606	(98.9)%	(5.9)%
Short-term FHLB advances	70,000	400,000	285,000	(82.5)%	(75.4)%
Total Short-term Borrowings	$329,719	$1,258,629	$564,952	(73.8)%	(41.6)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from		Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31	Sep 30	Dec 31
	2014	2013	2014	2013	2014	2014	2013	% Change
Interest Income:
Interest income	$149,594	$152,457	$149,790	(1.9)%	(0.1)%	$596,078	$609,689	(2.2)%
Interest expense	21,556	19,505	20,424	10.5%	5.5%	81,211	82,495	(1.6)%
Net Interest Income	128,038	132,952	129,366	(3.7)%	(1.0)%	514,867	527,194	(2.3)%
Provision for credit losses	3,000	2,500	3,500	20.0%	(14.3)%	12,500	40,500	(69.1)%
Net Interest Income after Provision	125,038	130,452	125,866	(4.2)%	(0.7)%	502,367	486,694	3.2%
Non-Interest Income:
Service charges on deposit accounts	12,229	12,770	12,801	(4.2)%	(4.5)%	49,293	55,470	(11.1)%
Investment management and trust services	11,188	10,589	11,120	5.7%	0.6%	44,605	41,706	7.0%
Other service charges and fees	10,489	9,421	9,954	11.3%	5.4%	39,896	36,957	8.0%
Mortgage banking income	3,723	4,363	4,038	(14.7)%	(7.8)%	17,107	30,656	(44.2)%
Investment securities gains	848	33	81	N/M	N/M	2,041	8,004	(74.5)%
Other	3,624	3,556	3,906	1.9%	(7.2)%	14,437	14,871	(2.9)%
Total Non-Interest Income	42,101	40,732	41,900	3.4%	0.5%	167,379	187,664	(10.8)%
Non-Interest Expense:
Salaries and employee benefits	65,398	65,194	62,434	0.3%	4.7%	251,021	253,240	(0.9)%
Net occupancy expense	11,481	12,134	11,582	(5.4)%	(0.9)%	48,130	46,944	2.5%
Other outside services	8,720	5,633	8,632	54.8%	1.0%	28,404	18,856	50.6%
Data processing	4,346	3,386	4,689	28.4%	(7.3)%	17,162	16,555	3.7%
Equipment expense	3,298	3,972	3,307	(17.0)%	(0.3)%	13,567	15,419	(12.0)%
Software	3,271	2,450	3,353	33.5%	(2.4)%	12,758	11,560	10.4%
FDIC insurance expense	2,772	2,839	2,882	(2.4)%	(3.8)%	10,958	11,605	(5.6)%
Marketing	2,414	1,660	1,798	45.4%	34.3%	8,133	7,705	5.6%
Professional fees	2,382	3,379	3,252	(29.5)%	(26.8)%	12,097	13,150	(8.0)%
Operating risk loss	485	2,367	1,242	(79.5)%	(61.0)%	4,271	9,290	(54.0)%
Intangible amortization	315	835	314	(62.3)%	0.3%	1,259	2,438	(48.4)%
OREO and repossession expense	236	1,116	1,303	(78.9)%	(81.9)%	3,270	7,364	(55.6)%
Other	12,602	11,797	11,010	6.8%	14.5%	48,216	47,307	1.9%
Total Non-Interest Expense	117,720	116,762	115,798	0.8%	1.7%	459,246	461,433	(0.5)%
Income Before Income Taxes	49,419	54,422	51,968	(9.2)%	(4.9)%	210,500	212,925	(1.1)%
Income tax expense	11,470	12,339	13,402	(7.0)%	(14.4)%	52,606	51,085	3.0%
Net Income	$37,949	$42,083	$38,566	(9.8)%	(1.6)%	$157,894	$161,840	(2.4)%

PER SHARE:
Net income:
Basic	$0.21	$0.22	$0.21	(4.5)%	—%	$0.85	$0.84	1.2%
Diluted	0.21	0.22	0.21	(4.5)%	—%	0.84	0.83	1.2%

Cash dividends	$0.10	$0.08	$0.08	25.0%	25.0%	$0.34	$0.32	6.3%
Shareholders' equity	11.16	10.71	11.22	4.2%	(0.5)%	11.16	10.71	4.2%
Shareholders' equity (tangible)	8.19	7.94	8.35	3.1%	(1.9)%	8.19	7.94	3.1%

Weighted average shares (basic)	181,251	191,577	186,109	(5.4)%	(2.6)%	186,219	193,334	(3.7)%
Weighted average shares (diluted)	182,189	192,658	186,955	(5.4)%	(2.5)%	187,181	194,354	(3.7)%
Shares outstanding, end of period	178,924	192,652	185,158	(7.1)%	(3.4)%	178,924	192,652	(7.1)%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.88%	0.99%	0.90%			0.93%	0.96%
Return on average shareholders' equity	7.34%	8.14%	7.32%			7.62%	7.88%
Return on average shareholders' equity (tangible)	9.96%	11.15%	9.88%			10.31%	10.76%
Net interest margin	3.31%	3.48%	3.39%			3.39%	3.50%
Efficiency ratio	67.53%	65.14%	65.80%			65.65%	63.39%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	December 31, 2014			December 31, 2013			September 30, 2014
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,056,153	$136,636	4.16%	$12,792,566	$138,336	4.29%	$12,922,821	$136,773	4.20%
Taxable investment securities	2,109,884	12,689	2.40%	2,289,672	13,431	2.35%	2,181,099	12,278	2.25%
Tax-exempt investment securities	241,711	3,249	5.38%	283,799	3,574	5.04%	256,303	3,414	5.33%
Equity securities	33,981	442	5.16%	33,887	413	4.83%	34,002	438	5.12%
Total Investment Securities	2,385,576	16,380	2.74%	2,607,358	17,418	2.67%	2,471,404	16,130	2.61%
Loans held for sale	15,340	201	5.24%	20,059	290	5.78%	23,699	237	4.01%
Other interest-earning assets	464,342	953	0.82%	263,478	737	1.12%	293,286	976	1.33%
Total Interest-earning Assets	15,921,411	154,170	3.85%	15,683,461	156,781	3.98%	15,711,210	154,116	3.90%
Noninterest-earning assets:
Cash and due from banks	110,292			212,463			203,134
Premises and equipment	224,516			226,955			224,241
Other assets	1,073,302			1,008,304			1,055,521
Less: allowance for loan losses	(189,029)			(210,636)			(192,163)
Total Assets	$17,140,492			$16,920,547			$17,001,943
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,145,658	$1,027	0.13%	$2,966,994	$969	0.13%	$3,047,191	$953	0.12%
Savings deposits	3,548,504	1,171	0.13%	3,410,030	1,042	0.12%	3,468,958	1,061	0.12%
Time deposits	3,016,834	7,333	0.96%	2,965,604	6,117	0.82%	3,009,225	6,984	0.92%
Total Interest-bearing Deposits	9,710,996	9,531	0.39%	9,342,628	8,128	0.35%	9,525,374	8,998	0.37%
Short-term borrowings	417,838	138	0.13%	1,099,709	520	0.19%	667,397	297	0.18%
FHLB advances and long-term debt	1,086,321	11,887	4.36%	888,378	10,857	4.87%	995,486	11,129	4.45%
Total Interest-bearing Liabilities	11,215,155	21,556	0.76%	11,330,715	19,505	0.68%	11,188,257	20,424	0.73%
Noninterest-bearing liabilities:
Demand deposits	3,630,780			3,318,073			3,514,033
Other	242,346			221,010			210,194
Total Liabilities	15,088,281			14,869,798			14,912,484
Shareholders' equity	2,052,211			2,050,749			2,089,459
Total Liabilities and Shareholders' Equity	$17,140,492			$16,920,547			$17,001,943
Net interest income/net interest margin (fully taxable equivalent)		132,614	3.31%		137,276	3.48%		133,692	3.39%
Tax equivalent adjustment		(4,576)			(4,324)			(4,326)
Net interest income		$128,038			$132,952			$129,366

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2014	2013	2014	2013	2014
Loans, by type:
Real estate - commercial mortgage	$5,131,375	$5,065,963	$5,114,221	1.3%	0.3%
Commercial - industrial, financial and agricultural	3,723,211	3,639,690	3,657,047	2.3%	1.8%
Real estate - home equity	1,735,769	1,774,919	1,727,253	(2.2)%	0.5%
Real estate - residential mortgage	1,378,452	1,331,987	1,369,087	3.5%	0.7%
Real estate - construction	697,741	581,306	663,922	20.0%	5.1%
Consumer	275,349	287,245	284,630	(4.1)%	(3.3)%
Leasing and other	114,256	111,456	106,661	2.5%	7.1%
Total Loans, net of unearned income	$13,056,153	$12,792,566	$12,922,821	2.1%	1.0%
Deposits, by type:
Noninterest-bearing demand	$3,630,780	$3,318,073	$3,514,033	9.4%	3.3%
Interest-bearing demand	3,145,658	2,966,994	3,047,191	6.0%	3.2%
Savings deposits	3,548,504	3,410,030	3,468,958	4.1%	2.3%
Time deposits	3,016,834	2,965,604	3,009,225	1.7%	0.3%
Total Deposits	$13,341,776	$12,660,701	$13,039,407	5.4%	2.3%
Short-term borrowings, by type:
Customer repurchase agreements	$183,331	$196,997	$202,809	(6.9)%	(9.6)%
Customer short-term promissory notes	87,338	93,986	83,734	(7.1)%	4.3%
Federal funds purchased	59,669	408,726	224,930	(85.4)%	(73.5)%
Short-term FHLB advances and other borrowings	87,500	400,000	155,924	(78.1)%	(43.9)%
Total Short-term Borrowings	$417,838	$1,099,709	$667,397	(62.0)%	(37.4)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2014			2013
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$12,885,180	$542,540	4.21%	$12,578,524	$552,427	4.39%
Taxable investment securities	2,189,510	50,651	2.31%	2,391,650	54,321	2.27%
Tax-exempt investment securities	261,825	13,810	5.27%	285,174	14,577	5.11%
Equity securities	33,957	1,728	5.09%	38,722	1,829	4.72%
Total Investment Securities	2,485,292	66,189	2.66%	2,715,546	70,727	2.60%
Loans held for sale	17,524	786	4.49%	36,561	1,551	4.24%
Other interest-earning assets	314,345	4,018	1.28%	229,444	2,264	0.99%
Total Interest-earning Assets	15,702,341	613,533	3.91%	15,560,075	626,969	4.03%

Noninterest-earning assets:
Cash and due from banks	177,664			207,931
Premises and equipment	224,903			226,041
Other assets	1,049,765			1,037,338
Less: allowance for loan losses	(195,166)			(220,048)
Total Assets	$16,959,507			$16,811,337

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$3,013,879	$3,793	0.13%	$2,822,583	$3,656	0.13%
Savings deposits	3,431,957	4,298	0.13%	3,363,943	4,096	0.12%
Time deposits	2,992,920	27,019	0.90%	3,129,162	29,018	0.93%
Total Interest-bearing Deposits	9,438,756	35,110	0.37%	9,315,688	36,770	0.39%

Short-term borrowings	832,839	1,608	0.19%	1,196,323	2,420	0.20%
FHLB advances and long-term debt	965,601	44,493	4.61%	889,461	43,305	4.87%
Total Interest-bearing Liabilities	11,237,196	81,211	0.72%	11,401,472	82,495	0.72%

Noninterest-bearing liabilities:
Demand deposits	3,428,907			3,157,496
Other	221,764			198,548
Total Liabilities	14,887,867			14,757,516
Shareholders' equity	2,071,640			2,053,821

Total Liabilities and Shareholders' Equity	$16,959,507			$16,811,337

Net interest income/net interest margin (fully taxable equivalent)		532,322	3.39%		544,474	3.50%
Tax equivalent adjustment		(17,455)			(17,280)

Net interest income		$514,867			$527,194

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended
	December 31
	2014	2013	% Change
Loans, by type:
Real estate - commercial mortgage	$5,117,433	$4,864,460	5.2%
Commercial - industrial, financial and agricultural	3,659,059	3,680,772	(0.6)%
Real estate - home equity	1,738,449	1,734,622	0.2%
Real estate - residential mortgage	1,355,876	1,312,127	3.3%
Real estate - construction	631,968	591,540	6.8%
Consumer	277,853	299,127	(7.1)%
Leasing and other	104,542	95,876	9.0%
Total Loans, net of unearned income	$12,885,180	$12,578,524	2.4%

Deposits, by type:
Noninterest-bearing demand	$3,428,907	$3,157,496	8.6%
Interest-bearing demand	3,013,879	2,822,583	6.8%
Savings deposits	3,431,957	3,363,943	2.0%
Time deposits	2,992,920	3,129,162	(4.4)%

Total Deposits	$12,867,663	$12,473,184	3.2%

Short-term borrowings, by type:
Customer repurchase agreements	$197,432	$186,851	5.7%
Customer short-term promissory notes	88,670	98,882	(10.3)%
Federal funds purchased	285,169	612,803	(53.5)%
Short-term FHLB advances and other borrowings	261,568	297,787	(12.2)%
Total Short-term Borrowings	$832,839	$1,196,323	(30.4)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31
	2014	2013	2014	2014	2013
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$191,108	$212,838	$193.442	$204,917	$225,439
Loans charged off:
Commercial - industrial, financial and agricultural	(8,712)	(5,527)	(5,167)	(24,516)	(30,383)
Consumer and home equity	(1,696)	(1,879)	(2,030)	(7,811)	(10,070)
Real estate - commercial mortgage	(920)	(7,779)	(1,557)	(6,004)	(20,829)
Real estate - residential mortgage	(752)	(1,423)	(231)	(2,918)	(9,705)
Real estate - construction	(464)	(1,391)	(313)	(1,209)	(6,572)
Leasing and other	(701)	(616)	(306)	(2,135)	(2,653)
Total loans charged off	(13,245)	(18,615)	(9,604)	(44,593)	(80,212)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,724	5,851	1,013	4,256	9,281
Consumer and home equity	419	451	784	2,347	2,378
Real estate - commercial mortgage	319	740	1,167	1,960	3,494
Real estate - residential mortgage	132	106	95	451	548
Real estate - construction	2,325	888	470	3,177	2,682
Leasing and other	149	158	241	916	807
Recoveries of loans previously charged off	5,068	8,194	3,770	13,107	19,190
Net loans charged off	(8,177)	(10,421)	(5.834)	(31,486)	(61,022)
Provision for credit losses	3,000	2,500	3,500	12,500	40,500
Balance at end of period	$185,931	$204,917	$191,108	$185,931	$204,917
Net charge-offs to average loans (annualized)	0.25%	0.33%	0.18%	0.24%	0.49%
NON-PERFORMING ASSETS:
Non-accrual loans	$121,080	$133,753	$126,420
Loans 90 days past due and accruing	17,402	20,524	17,428
Total non-performing loans	138,482	154,277	143,848
Other real estate owned	12,022	15,052	13,489
Total non-performing assets	$150,504	$169,329	$157,337
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$45,237	$44,068	$44,602
Commercial - industrial, financial and agricultural	30,388	38,021	33,277
Real estate - residential mortgage	28,995	31,347	28,135
Consumer and home equity	17,330	19,526	17,586
Real estate - construction	16,399	21,267	19,860
Leasing	133	48	388
Total non-performing loans	$138,482	$154,277	$143,848
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$31,308	$28,815	$30,850
Real-estate - commercial mortgage	18,822	19,758	18,869
Real estate - construction	9,241	10,117	9,251
Commercial - industrial, financial and agricultural	5,237	8,045	5,115
Consumer and home equity	3.013	1,376	2,927
Total accruing TDRs	$67,621	$68,111	$67,012
Non-accrual TDRs (1)	25,235	30,209	27,724
Total TDRs	$92,856	$98,320	$94,736
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	Dec 31, 2014			Dec 31, 2013			Sep 30, 2014
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.35%	0.87%	1.22%	0.38%	0.87%	1.25%	0.48%	0.86%	1.34%
Commercial - industrial, financial and agricultural	0.17%	0.81%	0.98%	0.30%	1.04%	1.34%	0.28%	0.91%	1.19%
Real estate - construction	0.02%	2.38%	2.40%	0.11%	3.71%	3.82%	0.03%	2.89%	2.92%
Real estate - residential mortgage	1.96%	2.10%	4.06%	1.74%	2.34%	4.08%	1.81%	2.06%	3.87%
Consumer, home equity, leasing and other	0.80%	0.82%	1.62%	1.10%	0.91%	2.01%	0.74%	0.85%	1.59%
Total	0.52%	1.06%	1.58%	0.61%	1.20%	1.81%	0.58%	1.11%	1.69%

(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Dec 31	Dec 31	Sep 30
	2014	2013	2014
Non-accrual loans to total loans	0.92%	1.05%	0.97%
Non-performing assets to total loans and OREO	1.15%	1.32%	1.21%
Non-performing assets to total assets	0.88%	1.00%	0.91%
Allowance for credit losses to loans outstanding	1.42%	1.60%	1.47%
Allowance for credit losses to non-performing loans	134.26%	132.82%	132.85%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.12%	9.76%	9.06%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly and annual results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31	Dec 31
	2014	2013	2014	2014	2013
Shareholders' equity (tangible), per share
Shareholders' equity	$1,996,665	$2,063,187	$2,078,006
Less: Goodwill and intangible assets	(531,803)	(533,076)	(532,117)
Tangible shareholders' equity (numerator)	$1,464,862	$1,530,111	$1,545,889
Shares outstanding, end of period (denominator)	178,924	192,652	185,158
Shareholders' equity (tangible), per share	$8.19	$7.94	$8.35

Return on average common shareholders' equity (tangible)
Net income	$37,949	$42,083	$38,566	$157,894	$161,840
Plus: Intangible amortization, net of tax	205	543	204	818	1,585
Numerator	$38,154	$42,626	$38,770	$158,712	$163,425
Average shareholders' equity	$2,052,211	$2,050,749	$2,089,459	$2,071,640	$2,053,821
Less: Average goodwill and intangible assets	(531,955)	(533,597)	(532,271)	(532,425)	(534,431)
Average tangible shareholders' equity (denominator)	$1,520,256	$1,517,152	$1,557,188	$1,539,215	$1,519,390
Return on average common shareholders' equity (tangible), annualized	9.96%	11.15%	9.88%	10.31%	10.76%

Efficiency ratio
Non-interest expense	$117,720	$116,762	$115,798	$459,246	$461,433
Less: Intangible amortization	(315)	(835)	(314)	(1,259)	(2,438)
Numerator	$117,405	$115,927	$115,484	$457,987	$458,995
Net interest income (fully taxable equivalent)	$132,614	$137,276	$133,692	$532,322	$544,474
Plus: Total Non-interest income	42,101	40,732	41,900	167,379	187,664
Less: Investment securities gains	(848)	(33)	(81)	(2,041)	(8,004)
Denominator	$173,867	$177,975	$175,511	$697,660	$724,134
Efficiency ratio	67.53%	65.14%	65.80%	65.65%	63.39%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$150,504	$169,329	$157,337
Tangible shareholders' equity	$1,464,862	$1,530,111	$1,545,889
Plus: Allowance for credit losses	185,931	204,917	191,108
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,650,793	$1,735,028	$1,736,997
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.12%	9.76%	9.06%